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Exhibit 99.2

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY OR WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

June 14, 2002

MONOLITHIC SYSTEM TECHNOLOGY, INC.
a Delaware corporation

AMENDED COMMON STOCK PURCHASE WARRANT

        This Amended Common Stock Purchase Warrant ("Warrant") is issued in exchange and substitution for the Common Stock Purchase Warrant Agreement dated August 6, 1998, which is hereby superseded and canceled as of the date of this instrument.

        THIS CERTIFIES THAT for value received, Taiwan Semiconductor Manufacturing Co., Ltd. (hereinafter, the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, to purchase from Monolithic System Technology, Inc., a Delaware corporation (the "Company"), that number of fully paid and nonassessable shares of the Company's common stock, par value $0.01 per share, ("Common Stock") at the purchase price per share as set forth in Section 1(a), below.

Terms and Conditions of Warrant

1.    Number of Shares; Exercise Price; Term.

        (a)  The Holder shall be entitled to subscribe for and purchase up to One Million Two Hundred Thousand (1,200,000) shares of the fully paid and nonassessable Common Stock of the Company (the "Shares") at an exercise price of U.S. $6.50 per share (the "Exercise Price").

        (b)  The Holder may exercise this Warrant at any time and from time to time prior to 8:00 p.m. (New York City Time) on June 14, 2002 (the "Expiration Date"). This Warrant shall expire and cease to be exercisable after the Expiration Date.

2.    Exercise of Warrant.    The Holder is entitled to exercise this Warrant only by surrendering this Warrant at the principal office of the Company together with notice of such election prior to the Expiration Date, in which event the Company shall issue to Holder a number of shares of the Company's Common Stock computed using the following formula:

X = 1,200,000 × (A-$6.50)
A

        Where X = the number of shares of Common Stock to be issued to Holder, and A = the fair market value of one share of Common Stock (at the date of such calculation). For purposes of this Warrant, the fair market value of one share of the Company's Common Stock shall mean the last reported closing price for an open market trade on the Nasdaq National Market on June 13, 2002 New York City time.

        (a)  Upon the request of the Company, the Holder shall also deliver to the Company an instrument, in form and substance reasonably satisfactory to counsel for the Company, executed by the Holder certifying that the Shares are being acquired for investment purposes only and not with a view to their resale or distribution.

        (b)  Certificates for the Shares so purchased shall be delivered to the Holder within a reasonable time not to exceed 21 days after exercise of the stock purchase rights represented by this Warrant. The exercise of this Warrant shall be deemed to have been effected on the day on which the Holder surrenders this Warrant to the Company and satisfies all of the requirements of this Section 2. Upon such exercise, the Holder will be deemed a shareholder of record of those Shares for which the warrant has been exercised with all rights of a shareholder (including, without limitation, all voting rights with respect to such Shares and all rights to receive any dividends with respect to such Shares).

3.    Covenants of the Company.    The Company covenants and agrees that all equity securities which may be issued upon the exercise of the rights represented by this Warrant, upon issuance and payment therefor in accordance herewith, will be duly authorized, validly issued, fully paid, and nonassessable shares of capital stock of the Company. The Company further covenants and agrees that, during the period within which the stock purchase rights represented by this Warrant may be exercised, the Company will at all times have duly authorized and duly reserved for issuance upon the exercise of the purchase rights evidenced by this Warrant a number of shares of its Common Stock sufficient for such issuance.

4.    Transfer, Exchange, or Loss of Warrant.

        (a)  This Warrant may not be assigned or transferred except as provided in this Section 4 and in accordance with and subject to the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder (collectively, the "Securities Act"). Any purported transfer or assignment made other than in accordance with this Section 4 shall be null and void and of no force or effect.

        (b)  Prior to any transfer of this Warrant, other than in an offering registered under the Securities Act, the Holder shall notify the Company of its intention to effect such transfer, indicating the circumstances of the proposed transfer and, upon request, furnish the Company with an opinion of its counsel, in form and substance satisfactory to counsel for the Company, to the effect that the proposed transfer may be made without registration under the Securities Act or qualification under any applicable state securities laws. The Company will promptly notify the Holder if the opinion of counsel furnished to the Company is satisfactory to counsel for the Company. Unless the Company notifies the Holder within ten (10) days after its receipt of such opinion that such opinion is not satisfactory to counsel for the Company, the Holder may proceed to effect the transfer.

        (c)  Unless a registration statement under the Securities Act is effective with respect to the Shares or any other security issued upon exercise of this Warrant, the certificate representing such Shares or other securities shall bear the following legend, in addition to any legend imposed by applicable state securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND ARE SUBJECT TO A LOCK-UP AGREEMENT FOR 180 DAYS FROM JUNE 14, 2002. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY PRIOR TO THE EXPIRATION OF SUCH LOCK-UP AGREEMENT AND, THEREAFTER, MAY NOT BE SOLD OR DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR, UNLESS SOLD IN ACCORDANCE WITH SEC RULE 144 OR OTHER AVAILABLE EXEMPTION FROM REGISTRATION.

        (d)  Upon receipt by the Company of satisfactory evidence of loss, theft, destruction, or mutilation of this Warrant and of indemnity satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, or destroyed Warrant shall thereupon become void. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the

Company, whether or not the Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

5.    No Fractional Shares or Scrip.    No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which such holder would otherwise be entitled, such holder shall be entitled, at its option, to receive either (i) a cash payment equal to the excess of the Fair Market Value for such fractional share above the Exercise Price for such fractional share (as mutually determined by the Company and the Holder) or (ii)a whole share if the Holder tenders the Exercise Price for one whole share.

6.    No Rights as Shareholders.    This Warrant does not entitle the holder hereof to any voting rights, dividend rights, or other rights as a shareholder of the Company prior to the exercise hereof.

7.    Saturdays, Sundays, Holidays, etc.    If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday or a Sunday or a legal holiday.

8.    Adjustments.    The Exercise Price per Share and the number of Shares purchasable hereunder shall be subject to adjustment from time to time as follows:

        (a)  Merger.    If at any time there shall be a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation, then, as a part of such merger or consolidation, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such merger or consolidation, to which a holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the merger or consolidation.

        (b)  Reclassification, etc.    If the Company shall, at any time, by subdivision, combination, or reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, the Exercise Price shall be adjusted such that this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change.

        (c)  Split, Subdivision or Combination of Shares.    If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, the Exercise Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

9.    Notice of Adjustments; Notices.    Whenever the Exercise Price or number of Shares issuable upon exercise hereof shall be adjusted pursuant to Section 8 hereof, the Company shall issue a written notice setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such notice to be mailed to the holder of this Warrant.

10.    Lock-Up Agreement.    The undersigned hereby agrees that it will not, for a period of 180 days after June 14, 2002 (New York City Time), (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a Common Stock option or warrant) or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that it will not, for a period of 180 days after the date of exercise, make any demand for or exercise any right with respect to, the registration of any Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

        The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the undersigned's Common Stock even if such Common Stock would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the undersigned's Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from such Common Stock.

11.    Miscellaneous.

        (a)  Successors and Assigns.    This Warrant shall be binding upon any successors or assigns of the Company.

        (b)  Governing Law.    This Warrant shall be governed by and construed in accordance with the laws of the State of California as applied to agreements between California residents entered and to be performed entirely within California.

        (c)  Attorneys' Fees.    In any litigation, arbitration, or court proceeding between the Company and the holder relating hereto, the prevailing party shall be entitled to reasonable attorneys' fees and expenses incurred in enforcing this Warrant.

        (d)  Amendments.    This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and the Holder.

        (e)  Notice.    Any notice, request, or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, sent by facsimile, or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery at the respective addresses or facsimile number of the parties as set forth below. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when received.

        If to the Holder:

    Taiwan Semiconductor Manufacturing Co., Ltd.
    No. 121, Park Avenue 3
    Science-Based Industrial Park
    Hsinchu, Taiwan
    Republic of China

        If to the Company:

    Monolithic System Technology, Inc.
    1020 Stewart Drive

    Sunnyvale, California 94086
    Attn: Chief Financial Officer
    Fax: (408) 731-1893

        IN WITNESS WHEREOF, the Company and the Holder have caused this Common Stock Purchase Warrant Agreement to be executed as of the date first above written.

MONOLITHIC SYSTEM TECHNOLOGY, INC.
		By:	/s/ MARK VOLL
Name:
		Title:	Vice President Finance and CFO
Acknowledged and Agreed:
TAIWAN SEMICONDUCTOR MANUFACTURING CO., LTD.
By:	/s/ HARVEY CHANG
Name:
Title:	Senior Vice President and CFO

APPENDIX I

PURCHASE FORM

(To be executed upon exercise of Warrant)

        The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase             shares of Common Stock as provided for herein and surrender this warrant pursuant to the provisions of Section 2 thereof in exchange for the number of shares of Common Stock equal to the value of the warrant determined in accordance with Section 2.

        The undersigned requests that a certificate for such shares of Common Stock be registered in the name of             whose address is                                                                         . If said number of shares of Common Stock is fewer than all the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant representing the right to purchase the remaining balance of the shares of Common Stock be registered in the name of                                                 whose address is                                                                         that such certificates shall be delivered to                                                                         whose address is                                                 .

Dated:	(Insert Taxpayer Identification Number or other identifying number of holder)
Signature:
Note:	(Signature must conform in all respects to name of holder as specified on the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever, unless this Warrant has been assigned.)

Signature Guaranteed:	(Name and authorized signature of Eligible Guarantor Institution participating in a signature guarantee program within the meaning of Rule 17 Ad-15 under the Securities and Exchange Act.)

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  Exhibit 99.2